UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22821

Eaton Vance Floating-Rate Income Plus Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2016

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate Income Plus Fund

(EFF)

Annual Report

May 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report May 31, 2016

Eaton Vance

Floating-Rate Income Plus Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	31

Federal Tax Information	32

Annual Meeting of Shareholders	33

Dividend Reinvestment Plan	34

Board of Trustees’ Contract Approval	36

Management and Organization	39

Important Notices	42

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market was mixed over the 12-month period ended May 31, 2016, with the S&P/LSTA Leveraged Loan Index,2 a broad barometer of the loan market, returning 0.49% during the period. Positive returns for the asset class were driven by income, with price declines during 2015 detracting from returns.

Technical conditions (i.e., the balance of market supply and demand) put downward pressure on loan prices from the beginning of the period through the end of 2015. The supply of new loans outpaced institutional inflows, while the retail side of the loan market experienced net outflows in 2015 and the first two months of 2016.

From the start of the period through February 2016, falling energy prices also negatively impacted the loan market. While the floating-rate loan market has relatively small energy exposure, ongoing negative headlines about the energy sector appeared to weigh on loan prices in general. In addition, concerns regarding a slowdown in global growth, weakness in the Chinese economy and lower commodity prices all contributed to weak technical conditions.

However, from March 2016 through the end of the period, oil prices rebounded, market sentiment improved and corporate fundamentals (which had continued to remain largely positive during the period) began to prevail. Flows into the loan market moved from negative to flat and loan prices rose.

With the U.S. economy continuing its low-growth recovery during the period, improving corporate fundamentals kept the default rate fairly benign. The loan default rate, a measure of corporate health and credit risk in the overall market, was 1.96%, well below the market’s 10-year average of 3.1%, according to Standard & Poor’s Leveraged Commentary & Data.

Fund Performance

For the 12-month period ended May 31, 2016, Eaton Vance Floating-Rate Income Plus Fund (the Fund) shares at net asset value (NAV) had a total return of
–2.60%, underperforming the 0.49% return of the S&P/LSTA Leveraged Loan Index (the Index).

Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans of domestic and foreign borrowers that are denominated in U.S. dollars and foreign currencies. In keeping with the Fund’s secondary objective of preservation of capital, the Fund has historically tended to underweight lower-quality loans, a strategy that may help the Fund experience limited credit losses over time but may detract from relative results versus the Index in times when lower-quality issues outperform.

For the 12-month period, BBB-rated7 loans in the Index returned 3.78%, BB-rated loans in the Index returned 2.59%, B-rated loans in the Index returned 0.51%, CCC-rated loans in the Index returned –2.97%, and D-rated (defaulted) loans in the Index returned –37.96%. The negative performance of the D-rated category was due in large part to the continued decline of loans issued by Energy Future Holdings, also known as TXU, a major Index component that defaulted in 2014 but was not held by the Fund. Across the ratings tiers, the Fund’s overweight to BB-rated loans, which outperformed the Index, and underweight to CCC-rated and D-rated loans aided relative performance versus the Index.

The Fund’s out-of-Index holdings in convertible securities and high yield debt detracted from Fund performance versus the Index. Energy-related high yield issuers were hard hit as the prices of crude oil, natural gas and coal declined during much of the period. Ongoing media coverage of problems in the energy sector appeared to weigh on the high yield market as a whole.

On a sector-level basis, the Fund’s overweight to nonferrous metals/minerals detracted from relative results versus the Index as that sector underperformed during the period. An underweight to lodging and casinos and to cable and satellite television, two sectors that outperformed the Index during the period, hurt results relative to the Index as well. In contrast, the Fund’s underweight to utilities and avoidance of TXU contributed to the Fund’s relative results versus the Index as the utilities sector trailed the Index during the period. Similarly, the Fund’s overweight to financial intermediaries and to chemicals and plastics, two sectors that outperformed the overall loan market during the period, helped the Fund’s relative performance versus the Index.

The Fund’s employment of investment leverage6 detracted from performance versus the Index. The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying a fund’s exposure to its underlying investments in both up and down market environments. The use of leverage hurt performance versus the Index, which does not employ leverage, as the additional income earned by utilizing leverage was less than the magnified negative contribution from declining prices.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Kathleen C. Gaffney, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	06/28/2013	–2.60%	—	2.49%
Fund at Market Price	—	–3.15	—	–0.48
S&P/LSTA Leveraged Loan Index	—	0.49%	3.71%	2.83%

% Premium/Discount to NAV[4]
				–8.25%

Distributions[5]
Total Distributions per share for the period				$1.114
Distribution Rate at NAV				6.07%
Distribution Rate at Market Price				6.61%

% Total Leverage[6]
Borrowings				17.32%
Variable Rate Term Preferred Shares (VRTP Shares)				18.34

Fund Profile

Credit Quality (% of bonds, loans and mortgage-backed securities)7

Asset Allocation (% of total investments)8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance. com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com.

The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by S&P.

[8]	Asset allocation as a percentage of the Fund’s net assets amounted to 155.7%.

Fund profile subject to change due to active management.

4

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Portfolio of Investments

Senior Floating-Rate Loans — 131.3%(1)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 3.1%
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	$1,345	$1,227,385
TransDigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	2,167	2,171,674
Term Loan, 3.75%, Maturing June 4, 2021	467	466,437

		$3,865,496

Air Transport — 0.5%
Virgin America, Inc.
Term Loan, 4.50%, Maturing April 4, 2019	$625	$626,937

		$626,937

Automotive — 2.2%
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021	$371	$372,165
FCA US, LLC
Term Loan, 3.25%, Maturing December 31, 2018	317	317,158
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	983	932,965
Horizon Global Corporation
Term Loan, 7.00%, Maturing June 30, 2021	120	120,613
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021	549	549,097
TI Group Automotive Systems, LLC
Term Loan, 4.50%, Maturing June 30, 2022	299	299,993
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021	160	160,291

		$2,752,282

Beverage and Tobacco — 0.3%
Flavors Holdings, Inc.
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	$500	$422,500

		$422,500

Brokerage / Securities Dealers / Investment Houses — 0.2%
Salient Partners L.P.
Term Loan, 7.50%, Maturing May 19, 2021	$197	$186,675

		$186,675

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Building and Development — 3.2%
Auction.com, LLC
Term Loan, 6.00%, Maturing May 12, 2019	$272	$272,590
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	543	543,876
DTZ U.S. Borrower, LLC
Term Loan, 4.25%, Maturing November 4, 2021	670	669,380
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 6, 2021	1,364	1,319,684
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	261	261,690
Realogy Corporation
Term Loan, 3.75%, Maturing March 5, 2020	778	781,095
Summit Materials Companies I, LLC
Term Loan, 4.00%, Maturing July 17, 2022	149	149,367

		$3,997,682

Business Equipment and Services — 8.3%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021	$862	$857,609
AlixPartners, LLP
Term Loan, 4.50%, Maturing July 28, 2022	149	149,934
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020	156	135,793
Aretec Group, Inc.
Term Loan, 8.00%, Maturing May 25, 2023	199	190,323
Term Loan - Second Lien, 6.50%, (2.00% Cash, 4.50% PIK), Maturing May 23, 2021	481	360,525
Brickman Group Ltd., LLC
Term Loan, 4.00%, Maturing December 18, 2020	220	219,793
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019	485	487,084
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020	147	142,172
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 20, 2019	245	244,535
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022	324	322,613
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019	501	343,042
Education Management, LLC
Term Loan, 5.50%, Maturing July 2, 2020(2)	195	110,044
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020(2)	352	18,893

5	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)
EIG Investors Corp.
Term Loan, 6.48%, Maturing November 9, 2019	$1,623	$1,571,410
Extreme Reach, Inc.
Term Loan, 7.25%, Maturing February 7, 2020	509	509,664
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020	30	29,466
Term Loan, 4.00%, Maturing November 6, 2020	265	262,038
Global Payments, Inc.
Term Loan, 3.94%, Maturing April 22, 2023	150	151,656
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021	423	423,406
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	314	314,671
ION Trading Finance Limited
Term Loan, 4.25%, Maturing June 10, 2021	432	433,003
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019	1,204	1,206,394
MCS AMS Sub-Holdings, LLC
Term Loan, 7.50%, Maturing October 15, 2019	333	309,059
PGX Holdings, Inc.
Term Loan, 5.75%, Maturing September 29, 2020	286	285,524
Sensus USA, Inc.
Term Loan, 6.50%, Maturing March 16, 2023	275	275,687
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021	616	619,469
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.75%, Maturing September 2, 2021	295	296,565
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.25%, Maturing May 14, 2022	41	40,644
Term Loan, 4.25%, Maturing May 14, 2022	234	232,079

		$10,543,095

Cable and Satellite Television — 1.8%
Charter Communications Operating, LLC
Term Loan, 3.50%, Maturing January 24, 2023	$525	$528,281
MCC Iowa, LLC
Term Loan, 3.75%, Maturing June 30, 2021	221	221,567
Neptune Finco Corp.
Term Loan, 5.00%, Maturing October 9, 2022	1,000	1,007,750
Numericable Group SA
Term Loan, 4.56%, Maturing July 31, 2022	100	99,601
Numericable U.S., LLC
Term Loan, 5.00%, Maturing January 15, 2024	200	200,938

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Cable and Satellite Television (continued)
Telenet International Finance S.a.r.l.
Term Loan, Maturing June 30, 2024(3)	$200	$201,125

		$2,259,262

Chemicals and Plastics — 9.4%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019	$500	$499,843
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019	260	259,345
Aruba Investments, Inc.
Term Loan, 4.50%, Maturing February 2, 2022	75	74,901
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020	1,263	1,267,045
Chemours Company (The)
Term Loan, 3.75%, Maturing May 12, 2022	273	268,614
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021	121	120,550
Term Loan - Second Lien, 7.75%, Maturing August 1, 2022	150	144,375
Flint Group GmbH
Term Loan, 4.50%, Maturing September 7, 2021	38	37,658
Flint Group US, LLC
Term Loan, 4.50%, Maturing September 7, 2021	232	228,187
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021	519	520,085
Huntsman International, LLC
Term Loan, 4.25%, Maturing April 1, 2023	125	126,016
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018	1,612	1,613,326
Term Loan, 4.25%, Maturing March 31, 2022	173	173,439
Kraton Polymers, LLC
Term Loan, 6.00%, Maturing January 6, 2022	325	321,953
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020	270	253,330
MacDermid, Inc.
Term Loan, 5.50%, Maturing June 7, 2020	148	147,614
Term Loan, 5.50%, Maturing June 7, 2020	148	148,069
Term Loan, 5.50%, Maturing June 7, 2020	149	149,287
Minerals Technologies, Inc.
Term Loan, 3.75%, Maturing May 9, 2021	312	312,891
Orion Engineered Carbons GmbH
Term Loan, 4.75%, Maturing July 25, 2021	136	136,951
PolyOne Corporation
Term Loan, 3.75%, Maturing November 11, 2022	125	124,960

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)
PQ Corporation
Term Loan, 5.75%, Maturing November 4, 2022	$300	$303,125
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.25%, Maturing March 13, 2022	322	322,680
Solenis International L.P.
Term Loan, 4.25%, Maturing July 31, 2021	341	339,374
Tata Chemicals North America, Inc.
Term Loan, 3.75%, Maturing August 7, 2020	244	242,223
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing November 5, 2021	1,067	1,070,272
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020	1,444	1,404,173
Univar, Inc.
Term Loan, 4.25%, Maturing July 1, 2022	846	845,010
Zep, Inc.
Term Loan, 5.50%, Maturing June 27, 2022	397	398,613

		$11,853,909

Clothing / Textiles — 0.3%
Ascena Retail Group, Inc.
Term Loan, 5.25%, Maturing August 21, 2022	$423	$409,319

		$409,319

Containers and Glass Products — 4.0%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020	$1,340	$1,342,285
Term Loan, 3.75%, Maturing January 6, 2021	159	159,184
Term Loan, 4.00%, Maturing October 1, 2022	271	272,167
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021	894	899,437
Libbey Glass, Inc.
Term Loan, 3.75%, Maturing April 9, 2021	97	97,276
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020	363	349,539
Reynolds Group Holdings, Inc.
Term Loan, 4.50%, Maturing December 1, 2018	1,925	1,934,504

		$5,054,392

Cosmetics / Toiletries — 1.6%
Coty, Inc.
Term Loan, 3.75%, Maturing October 27, 2022	$225	$225,516
Galleria Co.
Term Loan, 3.75%, Maturing January 26, 2023	450	450,697

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Cosmetics / Toiletries (continued)
KIK Custom Products, Inc.
Term Loan, 6.00%, Maturing August 26, 2022	$398	$394,517
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019	283	283,376
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020	728	723,408

		$2,077,514

Drugs — 3.0%
AMAG Pharmaceuticals, Inc.
Term Loan, 4.75%, Maturing August 13, 2021	$268	$267,120
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021	221	218,368
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.75%, Maturing September 26, 2022	673	665,257
Horizon Pharma, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	546	535,469
Mallinckrodt International Finance S.A.
Term Loan, 3.25%, Maturing March 19, 2021	392	385,467
Valeant Pharmaceuticals International, Inc.
Term Loan, 4.75%, Maturing August 5, 2020	1,276	1,258,362
Term Loan, 5.00%, Maturing April 1, 2022	436	430,899

		$3,760,942

Ecological Services and Equipment — 0.6%
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020	$711	$693,242

		$693,242

Electronics / Electrical — 16.9%
Answers Corporation
Term Loan, 6.25%, Maturing October 3, 2021	$568	$362,414
Avago Technologies Cayman Ltd.
Term Loan, 4.25%, Maturing February 1, 2023	2,200	2,207,944
Campaign Monitor Finance Pty. Limited
Term Loan, 6.25%, Maturing March 18, 2021	195	188,321
CommScope, Inc.
Term Loan, 3.83%, Maturing December 29, 2022	249	249,476
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	364	246,822
Dell International, LLC
Term Loan, 4.00%, Maturing April 29, 2020	1,504	1,504,876

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	$84	$84,049
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020	217	207,824
Eze Castle Software, Inc.
Term Loan, 4.00%, Maturing April 6, 2020	928	926,977
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021	974	978,417
Hyland Software, Inc.
Term Loan, 4.75%, Maturing July 1, 2022	884	886,161
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	2,100	2,065,056
Informatica Corporation
Term Loan, 4.50%, Maturing August 5, 2022	572	567,262
Lattice Semiconductor Corporation
Term Loan, 5.25%, Maturing March 10, 2021	543	533,388
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	123	123,426
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019	270	270,717
Term Loan, 5.25%, Maturing November 19, 2021	262	262,818
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018	970	975,413
MH Sub I, LLC
Term Loan, 4.75%, Maturing July 8, 2021	320	320,617
NXP B.V.
Term Loan, 3.75%, Maturing December 7, 2020	241	241,726
ON Semiconductor Corporation
Term Loan, 5.25%, Maturing March 31, 2023	275	277,578
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020	89	88,955
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	864	854,344
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	997	954,664
SGS Cayman L.P.
Term Loan, 6.00%, Maturing April 23, 2021	51	51,211
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	862	700,306
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	411	413,580
SS&C Technologies, Inc.
Term Loan, 4.01%, Maturing July 8, 2022	483	485,733
Term Loan, 4.02%, Maturing July 8, 2022	66	66,774

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	$618	$603,960
SurveyMonkey, Inc.
Term Loan, 6.25%, Maturing February 5, 2019	477	469,754
Sutherland Global Services, Inc.
Term Loan, 6.00%, Maturing April 23, 2021	220	220,002
Sybil Software, LLC
Term Loan, 4.25%, Maturing March 20, 2020	181	181,457
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	1,372	1,375,342
Wall Street Systems Delaware, Inc.
Term Loan, 4.25%, Maturing April 30, 2021	296	295,837
Western Digital Corporation
Term Loan, 6.25%, Maturing April 29, 2023	675	674,895
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing October 27, 2021	489	491,469

		$21,409,565

Financial Intermediaries — 4.6%
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	$887	$875,797
First Data Corporation
Term Loan, 4.19%, Maturing July 8, 2022	700	702,313
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	291	288,728
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	1,243	1,250,157
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019	130	131,489
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	173	173,223
Ocwen Financial Corporation
Term Loan, 5.50%, Maturing February 15, 2018	519	509,168
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019	760	759,865
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	168	168,575
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020	1,098	933,473

		$5,792,788

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Products — 4.6%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	$960	$962,865
Term Loan, Maturing May 26, 2023(3)	700	704,157
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021	663	646,592
Dole Food Company, Inc.
Term Loan, 4.50%, Maturing November 1, 2018	1,475	1,473,343
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021	212	210,603
JBS USA, LLC
Term Loan, 3.75%, Maturing September 18, 2020	414	414,893
Term Loan, 4.00%, Maturing October 30, 2022	175	174,488
Maple Holdings Acquisition Corp.
Term Loan, 5.25%, Maturing March 3, 2023	237	237,801
NBTY, Inc.
Term Loan, 5.00%, Maturing May 5, 2023	925	931,128

		$5,755,870

Food Service — 3.1%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 10, 2021	$1,223	$1,227,245
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018	581	582,489
Manitowoc Foodservice, Inc.
Term Loan, 5.75%, Maturing March 3, 2023	246	248,564
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019	1,459	1,460,573
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020	486	359,395

		$3,878,266

Food / Drug Retailers — 2.2%
Albertsons, LLC
Term Loan, 5.50%, Maturing March 21, 2019	$885	$886,165
Term Loan, 5.13%, Maturing August 25, 2019	232	232,123
Term Loan, 5.50%, Maturing August 25, 2021	223	223,524
Supervalu, Inc.
Term Loan, 5.50%, Maturing March 21, 2019	1,415	1,416,543

		$2,758,355

Health Care — 15.4%
Acadia Healthcare Company, Inc.
Term Loan, 3.75%, Maturing February 11, 2022	$74	$74,433

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
ADMI Corp.
Term Loan, 5.25%, Maturing April 30, 2022	$74	$74,414
Akorn, Inc.
Term Loan, 5.25%, Maturing April 16, 2021	219	219,752
Alere, Inc.
Term Loan, 4.25%, Maturing June 18, 2022	416	415,115
Amneal Pharmaceuticals, LLC
Term Loan, 4.50%, Maturing November 1, 2019	704	703,181
AmSurg Corp.
Term Loan, 3.50%, Maturing July 16, 2021	147	147,846
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.50%, Maturing August 4, 2021	124	124,841
Auris Luxembourg III S.a.r.l.
Term Loan, 4.25%, Maturing January 15, 2022	198	197,880
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	707	661,508
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 30, 2020	53	53,129
CHG Healthcare Services, Inc.
Term Loan, 4.25%, Maturing November 19, 2019	1,103	1,105,135
Community Health Systems, Inc.
Term Loan, 3.75%, Maturing December 31, 2019	224	220,425
Term Loan, 4.00%, Maturing January 27, 2021	413	407,273
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021	243	238,880
DJO Finance, LLC
Term Loan, 4.25%, Maturing June 8, 2020	546	535,128
Envision Healthcare Corporation
Term Loan, 4.25%, Maturing May 25, 2018	1,458	1,462,213
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 30, 2020	149	149,412
Term Loan, 4.25%, Maturing August 30, 2020	489	489,588
Global Healthcare Exchange, LLC
Term Loan, 5.50%, Maturing August 15, 2022	274	274,138
Greatbatch Ltd.
Term Loan, 5.25%, Maturing October 27, 2022	249	249,765
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	778	780,159
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	258	250,078
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018	1,300	1,305,687
Jaguar Holding Company II
Term Loan, 4.25%, Maturing August 18, 2022	1,241	1,244,944

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	$368	$368,898
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	1,459	1,460,727
Knowledge Universe Education, LLC
Term Loan, 6.00%, Maturing August 13, 2022	299	298,500
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	441	439,171
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	341	227,356
MPH Acquisition Holdings LLC
Term Loan, Maturing May 26, 2023(3)	600	604,800
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	248	165,286
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021	147	147,253
New Millennium Holdco, Inc.
Term Loan, 7.50%, Maturing December 21, 2020	355	269,716
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	623	615,652
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	405	355,715
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021	811	767,197
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	838	842,747
Radnet Management, Inc.
Term Loan, 4.29%, Maturing October 10, 2018	566	565,699
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022	174	174,125
Steward Health Care System, LLC
Term Loan, 6.75%, Maturing April 12, 2020	487	487,469
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021	296	282,919

		$19,458,154

Home Furnishings — 0.6%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	$712	$714,456

		$714,456

Industrial Equipment — 5.8%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020	$960	$944,901

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Industrial Equipment (continued)
Delachaux S.A.
Term Loan, 4.50%, Maturing October 28, 2021	$110	$107,963
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021	224	224,068
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020	1,867	1,731,577
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021	710	708,477
Term Loan - Second Lien, 7.25%, Maturing June 30, 2022	111	108,764
Milacron, LLC
Term Loan, 4.25%, Maturing September 28, 2020	297	297,495
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019	433	370,619
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020	2,072	2,064,429
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021	389	387,552
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021	358	322,330
VAT Lux III S.a.r.l.
Term Loan, 4.25%, Maturing February 11, 2021	68	67,511

		$7,335,686

Insurance — 5.2%
Alliant Holdings I, Inc.
Term Loan, 4.50%, Maturing August 12, 2022	$496	$493,645
AmWINS Group, LLC
Term Loan, 5.25%, Maturing September 6, 2019	1,747	1,755,198
AssuredPartners, Inc.
Term Loan, 5.75%, Maturing October 21, 2022	250	250,124
Term Loan - Second Lien, 10.00%, Maturing October 20, 2023	175	170,625
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019	346	346,563
Term Loan, 5.00%, Maturing August 4, 2022	1,428	1,424,828
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021	275	269,569
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019	300	256,500
Hub International Limited
Term Loan, 4.25%, Maturing October 2, 2020	731	725,840
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	876	872,635

		$6,565,527

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Leisure Goods / Activities / Movies — 4.1%
Ancestry.com, Inc.
Term Loan, 5.00%, Maturing August 17, 2022	$398	$398,895
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing January 30, 2019	1,000	1,003,281
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.00%, Maturing July 8, 2022	100	97,899
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	66	65,621
Lindblad Expeditions, Inc.
Term Loan, 5.50%, Maturing May 8, 2021	57	56,714
Term Loan, 5.50%, Maturing May 8, 2021	440	439,536
LTF Merger Sub, Inc.
Term Loan, 4.25%, Maturing June 10, 2022	347	346,452
Match Group, Inc.
Term Loan, 6.26%, Maturing November 16, 2022	296	298,472
Nord Anglia Education Finance, LLC
Term Loan, 5.00%, Maturing March 31, 2021	295	292,900
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	778	781,131
Zuffa, LLC
Term Loan, 3.75%, Maturing February 25, 2020	1,459	1,458,564

		$5,239,465

Lodging and Casinos — 3.0%
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021	$863	$837,570
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022	53	52,238
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	101	101,210
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020	164	165,137
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019	28	27,929
Term Loan, 5.50%, Maturing November 21, 2019	65	65,168
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020	1,140	1,144,387
La Quinta Intermediate Holdings, LLC
Term Loan, 3.75%, Maturing April 14, 2021	248	245,919
MGM Growth Properties Operating Partnership LP
Term Loan, 4.00%, Maturing April 25, 2023	475	478,637
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 9, 2019	98	96,891

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Lodging and Casinos (continued)
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020	$295	$293,250
Term Loan, 6.00%, Maturing October 1, 2021	222	220,660
Tropicana Entertainment, Inc.
Term Loan, 4.00%, Maturing November 27, 2020	98	97,866

		$3,826,862

Nonferrous Metals / Minerals — 3.1%
Alpha Natural Resources, LLC
DIP Loan, 10.00%, Maturing February 6, 2017	$300	$296,250
Term Loan, 3.50%, Maturing May 22, 2020	1,955	874,862
Arch Coal, Inc.
Term Loan, 7.50%, Maturing May 16, 2018	1,459	659,979
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022	149	148,686
Fairmount Santrol, Inc.
Term Loan, 4.50%, Maturing September 5, 2019	488	366,438
Murray Energy Corporation
Term Loan, 7.00%, Maturing April 16, 2017	74	61,313
Term Loan, 7.50%, Maturing April 16, 2020	471	325,201
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	532	215,304
Novelis, Inc.
Term Loan, 4.00%, Maturing June 2, 2022	695	693,708
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019	127	124,640
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	175	163,187

		$3,929,568

Oil and Gas — 3.2%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	$471	$266,695
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	814	720,349
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	204	204,954
CITGO Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	246	244,711
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	320	208,656
Energy Transfer Equity L.P.
Term Loan, 4.00%, Maturing December 2, 2019	93	90,734

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Oil and Gas (continued)
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing October 1, 2018	$245	$199,879
Term Loan, Maturing August 31, 2020(3)	50	40,188
Term Loan, 8.38%, Maturing September 30, 2020	66	34,032
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	175	29,748
Floatel International, Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	145	85,443
Paragon Offshore Finance Company
Term Loan, 5.25%, Maturing July 18, 2021	222	63,323
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	1,200	576,920
Sheridan Investment Partners II L.P.
Term Loan, 4.25%, Maturing December 16, 2020	10	5,317
Term Loan, 4.25%, Maturing December 16, 2020	26	14,257
Term Loan, 4.25%, Maturing December 16, 2020	185	102,491
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	98	57,685
Term Loan, 4.25%, Maturing October 1, 2019	160	94,440
Term Loan, 4.25%, Maturing October 1, 2019	1,208	712,711
Southcross Holdings Borrower L.P.
Term Loan, 9.00%, (3.50% Cash, 5.50% PIK), Maturing April 13, 2023	13	10,906
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	262	241,930

		$4,005,369

Publishing — 2.9%
Ascend Learning, LLC
Term Loan, 5.50%, Maturing July 31, 2019	$317	$318,316
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	1,940	1,465,799
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	1,043	1,015,793
Merrill Communications, LLC
Term Loan, 6.25%, Maturing June 1, 2022	149	137,607
ProQuest, LLC
Term Loan, 5.75%, Maturing October 24, 2021	423	413,824
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.50%, Maturing August 14, 2020	318	310,498

		$3,661,837

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Radio and Television — 3.5%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020	$120	$114,465
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021	519	421,124
Block Communications, Inc.
Term Loan, 4.00%, Maturing November 7, 2021	199	199,873
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020	1,081	769,689
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 31, 2020	842	836,055
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 27, 2022	157	154,219
iHeartCommunications, Inc.
Term Loan, 7.20%, Maturing January 30, 2019	500	385,677
MGOC, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	113	113,398
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020	1,458	1,460,014

		$4,454,514

Retailers (Except Food and Drug) — 5.5%
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing June 5, 2020	$569	$562,134
David’s Bridal, Inc.
Term Loan, 5.25%, Maturing October 11, 2019	475	438,044
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019	216	217,737
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021	760	568,268
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018	529	530,185
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021	222	211,901
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020	757	759,520
Term Loan, 4.00%, Maturing January 28, 2020	202	202,431
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020	574	527,393
Party City Holdings, Inc.
Term Loan, 4.25%, Maturing August 19, 2022	696	696,374
PetSmart, Inc.
Term Loan, 4.25%, Maturing March 11, 2022	1,213	1,214,266
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021	430	395,359

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021	$123	$114,830
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019	147	144,536
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019	457	416,111

		$6,999,089

Steel — 2.3%
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 4.25%, Maturing June 30, 2019	$1,763	$1,655,263
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017	876	874,130
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	395	392,985

		$2,922,378

Surface Transport — 0.4%
Kenan Advantage Group, Inc.
Term Loan, 1.50%, Maturing January 31, 2017(4)	$11	$11,395
Term Loan, 4.00%, Maturing July 31, 2022	28	27,722
Term Loan, 4.00%, Maturing July 31, 2022	85	85,162
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	392	331,240

		$455,519

Telecommunications — 2.6%
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	$1,450	$1,339,437
IPC Corp.
Term Loan, 5.50%, Maturing August 6, 2021	421	392,349
Mitel US Holdings, Inc.
Term Loan, 5.50%, Maturing April 29, 2022	187	187,541
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	1,030	786,860
Ziggo Finance Partnership
Term Loan, 3.60%, Maturing January 15, 2022	245	244,832
Term Loan, 3.65%, Maturing January 15, 2022	149	148,866
Term Loan, 3.65%, Maturing January 15, 2022	231	231,009

		$3,330,894

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Utilities — 3.8%
Calpine Construction Finance Company L.P.
Term Loan, 3.25%, Maturing January 31, 2022	$147	$143,747
Calpine Corporation
Term Loan, 3.50%, Maturing May 27, 2022	819	814,015
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	778	777,028
EFS Cogen Holdings I, LLC
Term Loan, 3.75%, Maturing December 17, 2020	100	100,315
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	98	98,375
EWT Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	579	579,132
Term Loan, 5.50%, Maturing January 15, 2021	150	150,188
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021	28	28,270
Term Loan, 5.00%, Maturing December 19, 2021	638	634,479
Invenergy Thermal Operating I, LLC
Term Loan, 6.50%, Maturing October 7, 2022	250	239,760
Lonestar Generation, LLC
Term Loan, 5.25%, Maturing February 22, 2021	542	394,538
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	571	510,766
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	343	344,124

		$4,814,737

Total Senior Floating-Rate Loans (identified cost $174,082,642)		$165,812,146

Commercial Mortgage-Backed Securities — 0.1%

Security	Principal Amount (000’s omitted)	Value
COMM Mortgage Trust
Series 2014-LC17, Class D, 3.69% Maturing 10/10/47(5)	$100	$75,962
JPMBB Commercial Mortgage Securities Trust
Series 2014-C23, Class D, 3.96% Maturing 9/15/47(5)(6)	100	79,281

Total Commercial Mortgage-Backed Securities (identified cost $172,086)		$155,243

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Portfolio of Investments — continued

Corporate Bonds & Notes — 9.1%

Security		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.4%
Bombardier, Inc.
7.45%, 5/1/34(5)		640	$505,600

			$505,600

Banks and Thrifts — 0.4%
Australia and New Zealand Banking Group, Ltd.
3.75%, 7/25/19(7)	AUD	640	$476,806

			$476,806

Building and Development — 0.3%
MDC Holdings, Inc.
6.00%, 1/15/43		533	$413,075

			$413,075

Capital Goods — 0.4%
Valmont Industries, Inc.
5.00%, 10/1/44		550	$489,827

			$489,827

Computers — 0.6%
Seagate HDD Cayman
4.875%, 6/1/27(5)		1,050	$740,906

			$740,906

Diversified Financial Services — 1.1%
Jefferies Group, LLC
6.50%, 1/20/43		770	$756,427
Navient Corp.
5.625%, 8/1/33		950	669,750

			$1,426,177

Electronics / Electrical — 0.3%
Western Digital Corp.
10.50%, 4/1/24(5)		350	$363,125

			$363,125

Engineering & Construction — 0.1%
Odebrecht Offshore Drilling Finance, Ltd.
6.75%, 10/1/23(5)		572	$80,025

			$80,025

Security	Principal Amount* (000’s omitted)	Value

Manufacturing — 0.4%
Trinity Industries, Inc.
4.55%, 10/1/24	535	$496,011

		$496,011

Metals / Mining — 1.2%
Cliffs Natural Resources, Inc.
8.00%, 9/30/20(5)	370	$268,250
Freeport-McMoRan, Inc.
5.45%, 3/15/43	935	710,310
Southern Copper Corp.
5.25%, 11/8/42	575	476,231

		$1,454,791

Nonferrous Metals / Minerals — 0.6%
Teck Resources, Ltd.
5.20%, 3/1/42	1,150	$750,016
5.40%, 2/1/43	71	46,150

		$796,166

Oil and Gas — 1.7%
Continental Resources, Inc.
3.80%, 6/1/24	475	$416,813
Encana Corp.
3.90%, 11/15/21	545	486,412
Petrobras Global Finance BV
5.625%, 5/20/43	905	606,350
Rowan Cos., Inc.
5.40%, 12/1/42	1,175	700,957

		$2,210,532

Retailers (Except Food and Drug) — 0.9%
JC Penney Corp., Inc.
6.375%, 10/15/36	670	$499,150
Macy’s Retail Holdings, Inc.
4.30%, 2/15/43	320	238,973
Signet UK Finance PLC
4.70%, 6/15/24	400	388,319

		$1,126,442

Software and Services — 0.6%
SunGard Availability Services Capital, Inc.
8.75%, 4/1/22(5)	1,255	$718,488

		$718,488

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Steel — 0.0%(8)
JMC Steel Group, Inc.
8.25%, 3/15/18(5)		60	$61,238

			$61,238

Telecommunications — 0.1%
Oi Brasil Holdings Cooperatief UA
5.75%, 2/10/22(5)		425	$87,975

			$87,975

Total Corporate Bonds & Notes (identified cost $12,925,383)			$11,447,184

Foreign Government Bonds — 2.8%

Security		Principal Amount (000’s omitted)	Value

Brazil — 0.4%
Nota do Tesouro Nacional
10.00%, 1/1/25	BRL	2,150	$532,505

			$532,505

Canada — 0.6%
Canada Housing Trust
3.80%, 6/15/21(5)	CAD	900	$774,322

			$774,322

Ecuador — 0.4%
Republic of Ecuador
7.95%, 6/20/24(5)	USD	550	$492,250

			$492,250

Mexico — 0.3%
Mexican Bonos
7.75%, 5/29/31	MXN	7,700	$461,916

			$461,916

Mongolia — 0.3%
Mongolia International Bond
5.125%, 12/5/22(5)	USD	440	$352,655

			$352,655

Security		Principal Amount* (000’s omitted)	Value

Supranational — 0.8%
Inter-American Development Bank
7.20%, 11/14/17	IDR	4,230,000	$303,931
International Finance Corp.
7.80%, 6/3/19	INR	24,990	383,643
8.25%, 6/10/21	INR	18,100	287,421

			$974,995

Total Foreign Government Bonds (identified cost $3,698,793)			$3,588,643

Convertible Bonds — 1.6%

Security		Principal Amount (000’s omitted)	Value

Home Builders — 1.1%
CalAtlantic Group, Inc.
0.25%, 6/1/19		$645	$595,818
1.25%, 8/1/32		210	228,900
KB Home
1.375%, 2/1/19		510	480,994

			$1,305,712

Machinery – Diversified — 0.3%
Chart Industries, Inc.
2.00%, 8/1/18		$400	$369,250

			$369,250

Oil & Gas — 0.0%(8)
Ascent Resources - Utica, LLC
3.50%, 3/1/21(5)(9)		$207	$4,400

			$4,400

Telecommunications — 0.2%
Ciena Corp.
3.75%, 10/15/18(5)		$250	$287,188

			$287,188

Total Convertible Bonds (identified cost $2,421,819)			$1,966,550

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Portfolio of Investments — continued

Common Stocks — 4.4%

Security	Shares	Value

Business Equipment and Services — 0.0%(8)
Education Management Corp.(2)(10)(11)	2,334,705	$0
RCS Capital Corp.(10)(11)	6,066	36,394

		$36,394

Diversified Financial Services — 0.4%
Medley Capital Corp.	74,500	$484,252

		$484,252

Electronics / Electrical — 0.2%
Intel Corp.	9,000	$284,310

		$284,310

Financial Services — 0.2%
Bank of America Corp.	7,600	$112,404
Regions Financial Corp.	10,000	98,300

		$210,704

Health Care — 0.0%(8)
New Millennium Holdco, Inc.(10)(11)	10,394	$40,926

		$40,926

Industrial Conglomerates — 0.2%
General Electric Co.	7,830	$236,701

		$236,701

Investment Companies — 2.3%
Ares Capital Corp.	59,000	$875,560
PennantPark Investment Corp.	72,837	472,712
Solar Capital, Ltd.	43,000	791,630
THL Credit, Inc.	67,000	736,330

		$2,876,232

IT Services — 0.2%
International Business Machines Corp.	1,640	$252,134

		$252,134

Metals / Mining — 0.1%
Cliffs Natural Resources, Inc.(10)	45,260	$193,713
Freeport-McMoRan, Inc.	4,945	54,791

		$248,504

Security	Shares	Value

Oil and Gas — 0.4%
California Resources Corp.	310	$471
Occidental Petroleum Corp.	3,312	249,857
Royal Dutch Shell PLC, Class B ADR	5,150	251,217
Southcross Holdings Group, LLC(2)(10)(11)	15	0
Southcross Holdings L.P., Class A(10)(11)	15	5,372

		$506,917

Real Estate Investment Trusts (REITs) — 0.2%
VEREIT, Inc.	22,471	$215,497

		$215,497

Telecommunications — 0.2%
Corning, Inc.	10,029	$209,506

		$209,506

Total Common Stocks (identified cost $7,941,380)		$5,602,077

Convertible Preferred Stocks — 0.9%

Security	Shares	Value

Business Equipment and Services — 0.0%(8)
Education Management Corp., Series A-1, 7.50%(2)(10)(11)	2,597	$23,009

		$23,009

Oil & Gas — 0.5%
Chesapeake Energy Corp., 5.75%	2,240	$555,800
SandRidge Energy, Inc., 8.50%	1,270	635

		$556,435

Real Estate Investment Trusts (REITs) — 0.4%
iStar, Inc., Series J, 4.50%	11,500	$522,675

		$522,675

Total Convertible Preferred Stocks (identified cost $1,972,043)		$1,102,119

Preferred Stocks — 0.1%

Security	Shares	Value

Banks — 0.1%
First Tennessee Bank, 3.75%(5)(12)	255	$171,225

Total Preferred Stocks (identified cost $201,450)		$171,225

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Portfolio of Investments — continued

Tax-Exempt Investments — 0.6%

Security	Principal Amount (000’s omitted)	Value

Insured-Special Tax Revenue — 0.6%
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/42	$2,570	$483,802
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/43	675	119,212
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	700	115,983
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	555	86,275

Total Tax-Exempt Investments (identified cost $819,049)		$805,272

U.S. Treasury Obligations — 2.3%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Note, 1.625%, 5/15/26	$2,910	$2,852,481

Total U.S. Treasury Obligations (identified cost $2,857,156)		$2,852,481

Short-Term Investments — 2.5%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.51%(13)	$3,215	$3,214,521

Total Short-Term Investments (identified cost $3,214,521)		$3,214,521

Total Investments — 155.7% (identified cost $210,306,322)		$196,717,461

Less Unfunded Loan Commitments — (0.0)%(8)		$(11,410)

Net Investments — 155.7% (identified cost $210,294,912)		$196,706,051

Notes Payable — (26.9)%		$(34,000,000)

Variable Rate Term Preferred Shares, at Liquidation Value — (28.5)%		$(36,000,000)

Other Assets, Less Liabilities — (0.3)%		$(375,131)

Net Assets Applicable to Common Shares — 100.0%		$126,330,920

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(3)	This Senior Loan will settle after May 31, 2016, at which time the interest rate will be determined.

(4)	Unfunded or partially unfunded loan commitments. See Note 1H for description.

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At May 31, 2016, the aggregate value of these securities is $5,062,890 or 4.0% of the Fund’s net assets applicable to common shares.

(6)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at May 31, 2016.

(7)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At May 31, 2016, the aggregate value of these securities is $476,806 or 0.4% of the Fund’s net assets applicable to common shares.

(8)	Amount is less than 0.05% or (0.05)%, as applicable.

(9)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. For corporate bonds, the interest rate paid in additional principal is generally higher than the indicated cash rate.

(10)	Non-income producing security.

(11)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(12)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2016.

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2016.

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Portfolio of Investments — continued

Abbreviations:

ADR	–	American Depositary Receipt
DIP	–	Debtor In Possession
NPFG	–	National Public Finance Guaranty Corp.
PIK	–	Payment In Kind

Currency Abbreviations:

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
IDR	–	Indonesian Rupiah

INR	–	Indian Rupee
MXN	–	Mexican Peso
USD	–	United States Dollar

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Statement of Assets and Liabilities

Assets	May 31, 2016
Unaffiliated investments, at value (identified cost, $207,080,391)	$193,491,530
Affiliated investment, at value (identified cost, $3,214,521)	3,214,521
Cash	1,279,330
Interest and dividends receivable	1,376,130
Interest receivable from affiliated investment	1,677
Receivable for investments sold	680,820
Deferred offering costs	11,185
Prepaid upfront fees on variable rate term preferred shares	59,727
Prepaid upfront fees on notes payable	42,584
Prepaid expenses	5,326
Total assets	$200,162,830

Liabilities
Notes payable	$34,000,000
Variable rate term preferred shares, at liquidation value	36,000,000
Payable for investments purchased	3,496,629
Payable to affiliates:
Investment adviser fee	124,517
Trustees’ fees	1,808
Interest expense and fees payable	97,961
Accrued expenses	110,995
Total liabilities	$73,831,910
Net assets applicable to common shares	$126,330,920

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 7,606,422 shares issued and outstanding	$76,064
Additional paid-in capital	144,430,268
Accumulated net realized loss	(4,697,852)
Accumulated undistributed net investment income	112,436
Net unrealized depreciation	(13,589,996)
Net assets applicable to common shares	$126,330,920

Net Asset Value Per Common Share
($126,330,920 ÷ 7,606,422 common shares issued and outstanding)	$16.61

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Statement of Operations

Investment Income	Year Ended May 31, 2016
Interest and other income	$10,771,041
Dividends	583,571
Interest income allocated from affiliated investment	14,047
Expenses allocated from affiliated investment	(679)
Total investment income	$11,367,980

Expenses
Investment adviser fee	$1,559,601
Trustees’ fees and expenses	11,921
Custodian fee	151,314
Transfer and dividend disbursing agent fees	17,989
Legal and accounting services	115,585
Printing and postage	28,222
Amortization of deferred offering costs	104,899
Interest expense and fees	1,251,437
Miscellaneous	76,746
Total expenses	$3,317,714
Deduct —
Reduction of custodian fee	$1
Total expense reductions	$1

Net expenses	$3,317,713

Net investment income	$8,050,267

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(4,447,137)
Investment transactions allocated from affiliated investment	16
Foreign currency transactions	(209)
Net realized loss	$(4,447,330)
Change in unrealized appreciation (depreciation) —
Investments	$(8,702,634)
Foreign currency	1,861
Net change in unrealized appreciation (depreciation)	$(8,700,773)

Net realized and unrealized loss	$(13,148,103)

Net decrease in net assets from operations	$(5,097,836)

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Statements of Changes in Net Assets

	Year Ended May 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$8,050,267	$8,476,463
Net realized gain (loss) from investment and foreign currency transactions	(4,447,330)	43,374
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(8,700,773)	(6,610,114)
Net increase (decrease) in net assets from operations	$(5,097,836)	$1,909,723
Distributions to common shareholders —
From net investment income	$(8,473,554)	$(8,625,683)
From net realized gain	—	(2,151,856)
Total distributions to common shareholders	$(8,473,554)	$(10,777,539)

Net decrease in net assets	$(13,571,390)	$(8,867,816)

Net Assets Applicable to Common Shares
At beginning of year	$139,902,310	$148,770,126
At end of year	$126,330,920	$139,902,310

Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$112,436	$141,953

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended May 31, 2016
Net decrease in net assets from operations	$(5,097,836)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(62,044,477)
Investments sold and principal repayments	73,681,638
Decrease in short-term investments, net	8,214,982
Net amortization/accretion of premium (discount)	(325,964)
Amortization of deferred offering costs and prepaid upfront fees on variable rate term preferred shares	165,585
Amortization of prepaid upfront fees on notes payable	54,168
Decrease in interest and dividends receivable	19,215
Increase in interest receivable from affiliated investment	(425)
Decrease in prepaid expenses	622
Decrease in payable to affiliate for investment adviser fee	(22,260)
Decrease in payable to affiliate for Trustees’ fees	(85)
Increase in interest expense and fees payable	5,619
Increase in accrued expenses	6,687
Increase in unfunded loan commitments	11,410
Net change in unrealized (appreciation) depreciation from investments	8,702,634
Net realized loss from investments	4,447,137
Net cash provided by operating activities	$27,818,650

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(8,473,554)
Payment of prepaid upfront fees on variable rate term preferred shares	(54,000)
Proceeds from notes payable	8,000,000
Repayments of notes payable	(28,000,000)
Payment of prepaid upfront fees on notes payable	(54,000)
Net cash used in financing activities	$(28,581,554)

Net decrease in cash	$(762,904)

Cash at beginning of year	$2,042,234

Cash at end of year	$1,279,330

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings and variable rate term preferred shares	$1,238,964

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,		Period Ended May 31, 2014(1)
	2016	2015
Net asset value — Beginning of period (Common shares)	$18.390	$19.560	$19.100	(2)

Income (Loss) From Operations
Net investment income(3)	$1.058	$1.114	$0.989
Net realized and unrealized gain (loss)	(1.724)	(0.867)	0.511

Total income (loss) from operations	$(0.666)	$0.247	$1.500

Less Distributions to Common Shareholders
From net investment income	$(1.114)	$(1.134)	$(0.974)
From net realized gain	—	(0.283)	—

Total distributions to common shareholders	$(1.114)	$(1.417)	$(0.974)

Common shares offering costs charged to paid-in capital(3)	$—	$—	$(0.041)

Discount related to exercise of underwriters’ over-allotment option(3)	$—	$—	$(0.025)

Net asset value — End of period (Common shares)	$16.610	$18.390	$19.560

Market value — End of period (Common shares)	$15.240	$16.970	$17.950

Total Investment Return on Net Asset Value(4)	(2.60)%	2.15%	8.00	%(5)(6)

Total Investment Return on Market Value(4)	(3.15)%	2.71%	(0.89	)%(5)(6)

23	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,		Period Ended May 31, 2014(1)
Ratios/Supplemental Data	2016	2015
Net assets applicable to common shares, end of period (000’s omitted)	$126,331	$139,902	$148,770
Ratios (as a percentage of average daily net assets applicable to common shares):†
Expenses excluding interest and fees(7)	1.63%	1.55%	1.54	%(8)
Interest and fee expense(9)	0.99%	0.84%	0.76	%(8)
Total expenses(7)	2.62%	2.39%	2.30	%(8)
Net investment income	6.35%	5.91%	5.49	%(8)
Portfolio Turnover	29%	28%	37	%(6)
Senior Securities:
Total notes payable outstanding (in 000’s)	$34,000	$54,000	$54,000
Asset coverage per $1,000 of notes payable(10)	$5,774	$4,257	$4,422
Total preferred shares outstanding(11)	360	360	360
Asset coverage per preferred share(11)(12)	$280,473	$255,447	$265,300
Involuntary liquidation preference per preferred share(11)	$100,000	$100,000	$100,000
Approximate market value per preferred share(11)	$100,000	$100,000	$100,000

(1)	For the period from the start of business, June 28, 2013, to May 31, 2014.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholders from the $20.00 offering price.

(3)	Computed using average common shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)

Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholders on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholders on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)	Not annualized.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	Interest and fee expense relates to variable rate term preferred shares and borrowings (see Note 2 and Note 7).

(10)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(11)	Preferred shares represent variable rate term preferred shares.

(12)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 280%, 255% and 265% at May 31, 2016, 2015 and 2014, respectively.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios exclude the effect of custody fee credits, if any. Ratios for periods less than one year are annualized.

	Year Ended May 31,		Period Ended May 31, 2014
	2016	2015
Expenses excluding interest and fees	0.99%	0.95%	0.98%
Interest and fee expense	0.60%	0.52%	0.49%
Total expenses	1.59%	1.47%	1.47%
Net investment income	3.87%	3.63%	3.52%

24	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Plus Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is total return, with an emphasis on income.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis is adjusted by an income factor, as determined by the investment adviser, to reflect the next anticipated regular dividend.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of

25

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Notes to Financial Statements — continued

security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of May 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee that may be reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations. Effective September 1, 2015, SSBT began imposing fees on certain uninvested cash balances and discontinued credits on cash deposit balances.

F  Offering Costs — EVM agreed to pay all common share offering costs (other than sales loads) that exceed $0.04 per common share. Costs incurred by the Fund in connection with the offering of its common shares are recorded as a reduction of additional paid-in capital.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At May 31, 2016, the Fund had sufficient cash and/or securities to cover these commitments.

I  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Variable Rate Term Preferred Shares

On July 10, 2013, the Fund issued 360 shares of Series C-1 Variable Rate Term Preferred Shares (VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution (the Conduit), all of which are outstanding at May 31, 2016.

The VRTP Shares are a form of preferred shares that represent stock of the Fund. The VRTP Shares have a par value of $0.01 per share, a liquidation preference of $100,000 per share, and a current mandatory redemption date of January 8, 2017, unless extended. The original mandatory redemption

26

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Notes to Financial Statements — continued

date of July 8, 2016 was extended on December 22, 2015 upon consent of the holders of the VRTP Shares and approval of the Fund’s Board of Trustees. Dividends on the VRTP Shares are determined each day based on a spread of 1.20% to the Conduit’s current cost of funding. Such spread to the cost of funding is determined based on the current credit rating of the VRTP Shares.

The VRTP Shares are redeemable at the option of the Fund at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Fund. The VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the VRTP Shares. Six months prior to the mandatory redemption date, the Fund is required to segregate in a liquidity account with its custodian investments equal to 110% of the VRTP Shares’ redemption price, and over the six month period execute a series of liquidation transactions to assure sufficient liquidity to redeem the VRTP Shares. The holders of the VRTP Shares, voting as a class, are entitled to elect two Trustees of the Fund. If the dividends on the VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the VRTP Shares is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations. Costs incurred by the Fund in connection with its offering of VRTP Shares were capitalized as deferred offering costs and are being amortized over a period of three years to the original mandatory redemption date of July 8, 2016. In connection with the issuance of VRTP Shares, the Fund paid an initial upfront fee to the Conduit of $180,000 that prior to the extension of the mandatory redemption date, was being amortized to interest expense and fees over a period of three years. In connection with the subsequent extension of the mandatory redemption date, the Fund paid an additional upfront fee of $54,000 which, together with the unamortized portion of the initial upfront fee, are being amortized over the remaining term of the VRTP Shares to January 8, 2017. The unamortized amounts as of May 31, 2016 are presented as prepaid upfront fees on VRTP Shares on the Statement of Assets and Liabilities. The carrying amount of the VRTP Shares at May 31, 2016 represents its liquidation value, which approximates fair value. If measured at fair value, the VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 10) at May 31, 2016.

The average liquidation preference of the VRTP Shares during the year ended May 31, 2016 was $36,000,000.

3  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding VRTP Shares. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Dividends to VRTP shareholders are accrued daily and payable monthly. The dividend rate on the VRTP Shares at May 31, 2016 was 1.79%. The amount of dividends accrued and the average dividend rate of the VRTP Shares during the year ended May 31, 2016 were $580,912 and 1.61%, respectively.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared, including distributions on VRTP Shares that are treated as interest payments for financial reporting purposes, for the years ended May 31, 2016 and May 31, 2015 was as follows:

	Year Ended May 31,
	2016	2015

Distributions declared from:
Ordinary income	$9,054,466	$11,198,548
Long-term capital gains	$—	$92,798

During the year ended May 31, 2016, accumulated net realized loss was increased by $228,185, accumulated distributions in excess of net investment income was decreased by $393,770 and paid-in capital was decreased by $165,585 due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts (REITs), defaulted bond interest, investments in partnerships, dividend redesignations and the treatment of VRTP Shares as equity for tax purposes. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

27

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Notes to Financial Statements — continued

As of May 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$101,967
Deferred capital losses	$(4,576,891)
Net unrealized depreciation	$(13,646,270)
Other temporary differences	$(54,218)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, distributions from REITs and the timing of recognizing distributions to shareholders.

At May 31, 2016, the Fund, for federal income tax purposes, had deferred capital losses of $4,576,891 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at May 31, 2016, $529,028 are short-term and $4,047,863 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at May 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$210,351,186

Gross unrealized appreciation	$1,274,295
Gross unrealized depreciation	(14,919,430)

Net unrealized depreciation	$(13,645,135)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily total managed assets and is payable monthly. Total managed assets as referred to herein represent total assets of the Fund (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). For the year ended May 31, 2016, the Fund’s investment adviser fee amounted to $1,559,601. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $58,897,654 and $73,722,925, respectively, for the year ended May 31, 2016.

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended May 31, 2016 and May 31, 2015.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended May 31, 2016 and May 31, 2015.

28

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Notes to Financial Statements — continued

7  Revolving Credit and Security Agreement

The Fund has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $54 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 13, 2017, the Fund also pays a program fee of 0.67% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% (50% prior to March 15, 2016) of the total facility size) per annum on the borrowing limit under the Agreement. Program and liquidity fees for the year ended May 31, 2016 totaled $389,638 and are included in interest expense and fees on the Statement of Operations. The Fund also paid an upfront fee of $54,000, which is being amortized to interest expense over a period of one year through March 13, 2017. The unamortized balance at May 31, 2016 is approximately $43,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At May 31, 2016, the Fund had borrowings outstanding under the Agreement of $34,000,000 at an interest rate of 0.59%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at May 31, 2016 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at May 31, 2016. For the year ended May 31, 2016, the average borrowings under the Agreement and the average interest rate (excluding fees) were $45,112,022 and 0.37%, respectively.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Credit Risk

The Fund invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Notes to Financial Statements — continued

At May 31, 2016, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$165,671,799	$128,937	$165,800,736
Commercial Mortgage-Backed Securities	—	155,243	—	155,243
Corporate Bonds & Notes	—	11,447,184	—	11,447,184
Foreign Government Bonds	—	3,588,643	—	3,588,643
Convertible Bonds	—	1,966,550	—	1,966,550
Common Stocks	5,519,385	82,692	0	5,602,077
Convertible Preferred Stocks	—	1,079,110	23,009	1,102,119
Preferred Stocks	—	171,225	—	171,225
Tax-Exempt Investments	—	805,272	—	805,272
U.S. Treasury Obligations	—	2,852,481	—	2,852,481
Short-Term Investments	—	3,214,521	—	3,214,521

Total Investments	$5,519,385	$191,034,720	$151,946	$196,706,051

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended May 31, 2016 is not presented.

At May 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

11  Subsequent Event

In June 2016, the redemption date of the VRTP Shares was further extended to April 8, 2017 from January 8, 2017 upon consent of the holders of the VRTP Shares and approval of the Fund’s Board of Trustees.

30

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Plus Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”), including the portfolio of investments, as of May 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of May 31, 2016, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Income Plus Fund as of May 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 18, 2016

31

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended May 31, 2016, the Fund designates approximately $565,640, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2016 ordinary income dividends, 6.48% qualifies for the corporate dividends received deduction.

32

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on March 24, 2016. The following action was taken by the shareholders:

Item 1:  The election of Helen Frame Peters, Valerie A. Mosley and Ralph F. Verni as Class III Trustees of the Fund for a three-year term expiring in 2019. Mr. Verni was elected solely by VRTP shareholders.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Helen Frame Peters	6,333,935	668,689
Valerie A. Mosley	6,333,935	668,689

Nominee for Trustee Elected by VRTP Shareholders	Number of Shares
	For	Withheld
Ralph F. Verni	360	0

33

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

34

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                          Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Plus Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of May 31, 2016, Fund records indicate that there are 3 registered shareholders and approximately 4,232 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFF.

35

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised, administered and/or distributed by Eaton Vance Management or its affiliates (the “Eaton Vance Funds”) held on April 26, 2016, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2016. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized groups of peer funds identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

36

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2016, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, sixteen, four, nine and eleven times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such investment professionals in analyzing special considerations relevant to investing in senior floating rate loans and other income producing investments. The Board considered the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

37

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-year period ended September 30, 2015 for the Fund. In light of the Fund’s relatively brief operating history, the Board concluded that additional time is required to evaluate Fund performance.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2015, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

38

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate Income Plus Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 175 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2017. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston(A) 1956	Class I Trustee	Until 2017. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Class I Trustee	Until 2017. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2018. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Class III Trustee	Until 2019. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

39

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2018. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2019. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Class II Trustee	Until 2018. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2018. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Class III Trustee	Until 2019. Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Officer Since(3)	Principal Occupation(s) During Past Five Years
Scott H. Page 1959	President	Since 1996	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Since 2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR.

40

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(A)	VRTP Trustee.

41

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

42

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

15088 5.31.16

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance Family of Funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and its lenders who are record owners of shares of one or more funds (the “Funds”) within the Eaton Vance Funds’ investment company complex implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds.

D&T advised the Audit Committee that it believes that, in light of the facts surrounding its lending relationships, its ability to exercise objective and impartial judgment on all issues encompassed within D&T’s audit engagement has not been impaired. D&T has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) Deloitte Entity personnel responsible for managing the lending relationships have had no interactions with the audit engagement team; (2) the lending relationships are in good standing and the principal and interest payments are up-to-date; (3) the lending relationships are not significant to the Deloitte Entities or to D&T.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)) related to the auditor independence issue described above. In that letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and
3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. Based on information provided by D&T, the requirements of the no-action letter appear to be met with respect to D&T’s lending relationships described above. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2015 and May 31, 2016 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Floating-Rate Income Plus Fund

Fiscal Years Ended	5/31/15	5/31/16
Audit Fees	$35,150	$44,550
Audit-Related Fees(1)	$0	$18,000
Tax Fees(2)	$20,450	$20,549
All Other Fees(3)	$0	$0

Total	$55,600	$83,099

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s Revolving Credit and Security Agreement.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended May 31, 2015 and May 31, 2016; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	5/31/15	5/31/16
Registrant	$20,450	$38,549
Eaton Vance(1)	$76,000	$10,434

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Ralph F. Verni (Chair), Scott E. Eston, George J. Gorman and William H. Park are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Kathleen C. Gaffney, Scott H. Page and Craig P. Russ comprise the investment team responsible for the overall management of the Fund’s investments.

Ms. Gaffney is a Vice President of EVM, has been a portfolio manager of the Fund since June 2013 and is Co-Director of EVM’s Investment Grade Fixed Income Group. Prior to joining EVM in 2012, Ms. Gaffney was a Vice President of Loomis, Sayles & Company (“Loomis Sayles”) and portfolio manager for Loomis Sayles’ fixed income group (for more than five years). Mr. Page is a Vice President of EVM, has been a portfolio manager of the Fund since June 2013 and is Co-Director of EVM’s Floating Rate Loan Group. Mr. Russ is a Vice President of EVM, has been a portfolio manager of the Fund since June 2013 and is Co-Director of EVM’s Floating Rate Loan Group. Messrs. Paige and Russ have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kathleen C. Gaffney(1)
Registered Investment Companies	5	$1,538.2	0	$0

Other Pooled Investment Vehicles	0	$0	0	$0

Other Accounts	3	$159.2	0	$0

Scott H. Page
Registered Investment Companies	13	$21,755.1	0	$0

Other Pooled Investment Vehicles	12	$9,419.6	1	$2.4

Other Accounts	8	$4,209.1	0	$0

Craig P. Russ
Registered Investment Companies	9	$17,362.2	0	$0

Other Pooled Investment Vehicles	4	$6,554.4	0	$0

Other Accounts	8	$4,209.1	0	$0

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Kathleen C. Gaffney	$10,001 - $50,000
Scott H. Page	$10,001 - $50,000
Craig P. Russ	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Plus Fund

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	July 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	July 18, 2016

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	July 18, 2016